Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Polen Global Emerging Markets Growth Fund

Supplement dated April 22, 2021 to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) of Polen Global Emerging Markets Growth Fund (the “Fund”) dated October 1, 2020

Changes to the Fund’s Portfolio Management Team

Effective April 12, 2021, Dafydd Lewis has assumed the role of co-portfolio manager of the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Manager” on page 4 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

Damian Bird, Head of Team, Portfolio Manager and Analyst, is lead portfolio manager and has managed the Fund since its inception. He has been a member of Polen Capital’s Emerging Markets Growth Team since joining Polen Capital’s UK-based participating affiliate in 2019.

Dafydd Lewis, Portfolio Manager and Analyst, has served as co-portfolio manager of the Fund since April 2021. He has been a member of Polen Capital’s Emerging Markets Growth Team since joining Polen Capital’s UK-based participating affiliate in 2021.

2.	The Section entitled “Portfolio Manager” on page 10 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Damian Bird, CFA, Head of Team, Portfolio Manager and Analyst, is lead portfolio manager for the Global Emerging Markets Growth strategy and a member of the investment team at Polen Capital UK. He joined Polen Capital UK in 2019 after serving as an Emerging Market Portfolio Manager at LGM Investments. He began his career at Arisaig Partners as an Investment Analyst, primarily focusing on consumer companies in the developing world. Mr. Bird received his B.A. in History & Economics from the University of Oxford. He is a CFA charterholder. During his career, Mr. Bird has lived and worked in Singapore, Dubai, and South Africa.

Dafydd Lewis, CFA, Portfolio Manager and Analyst, is co-portfolio manager for the Global Emerging Markets Growth Strategy and a member of the investment team at Polen Capital UK.  Mr. Lewis joined Polen Capital UK in 2021.  Prior to joining Polen Capital UK, Mr. Lewis was an Emerging Market Portfolio Manager at LGM Investments, overseeing the firm’s Frontier Markets strategy and being a member of the Investment Leadership team.  Mr. Lewis began his career at HSBC in 2003 and has been involved in Emerging Markets investing since 2005.  He earned his B.S. in Economics from the University of Bath, where he graduated with honors.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Manager” on pages 44 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Messrs. Bird and Lewis, who are the portfolio managers responsible for the day-to-day management of the Fund as of April 12, 2021;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with each portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by each portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of April 1, 2021; and

(iv)	“Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Fund as of April 1, 2021.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Messrs. Bird and Lewis, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 1, 2021:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Damian Bird
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	3.13	0	0
Other Accounts:	1	2.51	0	0

Dafydd Lewis
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	3.13	0	0
Other Accounts:	1	2.51	0	0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. Each portfolio manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Adviser. Each portfolio manager’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

Ownership of Shares of the Fund. As of April 1, 2021, neither Mr. Bird nor Mr. Lewis beneficially owned any equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.